SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2008

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GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	026585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd, 4th Floor, Wilkes-Barre, PA	18702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (570) 822-6277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountants

(a)           On December 12, 2008, the Audit Committee of the Board of Directors of George Forman Enterprises, Inc. (the “Company”) received notice of the resignation of Parente Randolph, LLC (“Parente”), as its independent registered public accounting firm to audit the Company’s financial statements.  This resignation is effective as of December 1, 2008.

Parente’s reports to the financial statements of the Company for the year ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of an explanatory paragraph in the report related to the financial statements for the fiscal year ended December 31, 2007 and all subsequent interim periods through September 30, 2008 indicating substantial doubt about the Company's ability to continue as a going concern and that the financial statements did not contain any adjustments that might result from the outcome of this uncertainty.

Furthermore, for the years ended December 31, 2007 and 2006 and the subsequent interim period through December 1, 2008, the date of resignation, there were no disagreements with Parente on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Parente, would have caused Parente to make reference to the matter of the disagreement(s) in connection with its reports to the Company’s financial statements for such years.  During the years ended December 31, 2007 and 2006 and the subsequent interim period through December 1, 2008, there were no “reportable events” as such term is defined in Item 304 of Regulation S-B promulgated under the Securities Exchange Act of 1934 ("Item 304").

This change in certifying accountant was not recommended or approved by the Audit Committee of the Company.

The Company has provided Parente with a copy of this Form 8-K prior to its filing and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Parente agrees with the above statements and, if not, stating the respects it does not agree.  Parente has furnished that letter, and a copy of it is attached as Exhibit 16.1 to this Form 8-K.

The Audit Committee of the Company has commenced the process to appoint a new independent registered public accounting firm to audit its financial statements.

Item 9.01Financial Statements and Exhibits

(d)           Exhibits

16.1	Letter from Parente Randolph, LLC to the Securities and Exchange Commission, dated December 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Internet Commerce Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:                      December 17, 2008
GEORGE FOREMAN ENTERPRISES, INC.

By:	/s/ Jeremy Anderson
Name: Jeremy Anderson Title: Chief Financial Officer